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                                                                 Exhibit 99.4

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

CADENCE AND AMBIT UNAUDITED PRO FORMA FINANCIAL INFORMATION

         On September 30, 1998, Cadence Design Systems, Inc. ("Cadence") acquired Ambit Design Systems, Inc. ("Ambit"), a privately held California corporation that specializes in developing, manufacturing and marketing specialized Electronic Design Automation (EDA) application software products. The acquisition was accounted for as a purchase. The following unaudited pro forma combined financial statements give effect to the acquisition and should be read in conjunction with the historical financial statements and related notes thereto for both Cadence and Ambit.

         The unaudited pro forma condensed combined statements of operations for the fiscal year ended January 3, 1998 and the nine-month period ended October 3, 1998 give effect to the acquisition as if the acquisition was completed at the beginning of each period, and combines Cadence's and Ambit's statements of operations for each company's respective period. The required pro forma balance sheet with respect to the acquired business is incorporated by reference to Cadence's Quarterly Report on Form 10-Q for the period ended October 3, 1998 filed with the Commission on November 16, 1998. The pro forma combined results for the nine-month period ended October 3, 1998 excludes acquisition-related charges of $214.4 million for purchased in-process technology related to Ambit.

         This method of combining historical financial statements for the preparation of the pro forma condensed combined financial statements is for presentation only. Actual statements of operations of the companies will be combined from the acquisition date with no retroactive restatements. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or combined results of operations of future periods or the results that actually would have resulted had the acquisition occurred on the dates indicated.

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           CADENCE DESIGN SYSTEMS, INC. AND AMBIT DESIGN SYSTEMS, INC.
              PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                      FOR NINE MONTHS ENDED OCTOBER 3, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                                                             PRO FORMA
                                                   CADENCE             AMBIT         ADJUSTMENTS              BALANCES
                                                   -------             -----         -----------              --------
Revenue:
  Product                                     $      489,865     $        8,562      $          --        $      498,427
  Service                                            184,733                381                 --               185,114
  Maintenance                                        196,020              1,873                 --               197,893
                                              --------------     --------------                           --------------

    Total revenue                                    870,618             10,816                 --               881,434
                                              --------------     --------------                           --------------

Costs and Expenses:
  Cost of product                                     40,325                189              3,912 (a)            44,426
  Cost of service                                    138,066              1,363                 --               139,429
  Cost of maintenance                                 32,869                --                  --                32,869
  Marketing and sales                                216,663              8,432                 --               225,095
  Research and development                           129,522              4,519                 --               134,041
  General and administrative                          49,484              2,578                 --                52,062
  Unusual items                                      149,890                --                  --               149,890
                                              --------------     --------------                           --------------

    Total costs and expenses                         756,819             17,081              3,912               777,812
                                              --------------     --------------                           --------------

Income (loss) from operations                        113,799             (6,265)            (3,912)              103,622

Other income, net                                      6,523                435                 --                 6,958
                                              --------------     --------------                           --------------

Income (loss) before provision for
     income taxes                                    120,322             (5,830)            (3,912)              110,580

Provision (benefit) for income taxes                  57,776                 25             (1,565) (c)           56,236
                                              --------------     --------------                           --------------

Net income (loss)                             $       62,546     $       (5,855)    $       (2,347)       $       54,344
                                              --------------     --------------                           --------------
                                              --------------     --------------                           --------------

Basic net income per share                    $         0.30                                              $         0.26
                                              --------------                                              --------------
                                              --------------                                              --------------

Diluted net income per share                  $         0.27                                              $         0.23
                                              --------------                                              --------------
                                              --------------                                              --------------
Weighted average common shares
     outstanding                                     211,505                                                     211,505
                                              --------------                                              --------------
                                              --------------                                              --------------

Weighted average common and potential
     common shares outstanding-assuming
     dilution                                        234,385                                                     234,385
                                              --------------                                              --------------
                                              --------------                                              --------------


                 The accompanying notes are an integral part of these condensed combined financial statements.


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           CADENCE DESIGN SYSTEMS, INC. AND AMBIT DESIGN SYSTEMS, INC.
              PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                      FOR FISCAL YEAR ENDED JANUARY 3, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                                                            PRO FORMA
                                                CADENCE              AMBIT            ADJUSTMENTS           BALANCES
                                                -------              -----            -----------           --------
Revenue:
  Product                                   $      530,513      $        2,361     $           --          $     532,874
  Service                                          160,890                  14                 --                160,904
  Maintenance                                      224,490                 538                 --                225,028
                                            --------------      --------------                             -------------

    Total revenue                                  915,893               2,913                 --                918,806
                                            --------------      --------------                             -------------

Costs and Expenses:
  Cost of product                                   41,509                 119              5,216 (b)             46,844
  Cost of service                                  114,747                 439                 --                115,186
  Cost of maintenance                               26,840                  --                 --                 26,840
  Marketing and sales                              257,867               4,207                 --                262,074
  Research and development                         140,375               2,811                 --                143,186
  General and administrative                        56,495               2,814                 --                 59,309
  Unusual items                                     44,053                  --                 --                 44,053
                                            --------------      --------------                              ------------

    Total costs and expenses                       681,886              10,390              5,216                697,492
                                            --------------      --------------                              ------------

Income (loss) from operations                      234,007              (7,477)            (5,216)               221,314
Other income, net                                   25,624                 294                --                  25,918
                                            --------------      --------------                              ------------

Income (loss) before provision for income
    taxes                                          259,631              (7,183)            (5,216)               247,232

Provision (benefit) for income taxes                77,889                 --              (2,086)(c)             75,803
                                            --------------      --------------                              ------------

Net income (loss) before cumulative
    effect of change in accounting method   $      181,742      $       (7,183)    $       (3,130)         $     171,429
                                            --------------      --------------                             -------------
                                            --------------      --------------                             -------------

Basic net income per share, before
    cumulative effect of change in
    accounting method                       $         0.93                                                 $        0.88
                                            --------------                                                 -------------
                                            --------------                                                 -------------

Diluted net income per share, before
    cumulative effect of change in
    accounting method                       $         0.83                                                 $        0.78
                                            --------------                                                 -------------
                                            --------------                                                 -------------

Weighted average common shares
    outstanding                                    194,900                                                       194,900
                                            --------------                                                 -------------
                                            --------------                                                 -------------

Weighted average common and
    potential common shares
    outstanding-assuming dilution                  219,552                                                       219,552
                                            --------------                                                 -------------
                                            --------------                                                 -------------

        The accompanying notes are an integral part of these condensed combined financial statements.

           CADENCE DESIGN SYSTEMS, INC. AND AMBIT DESIGN SYSTEMS, INC.
       NOTES TO THE PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

BASIS OF PRESENTATION

         The pro forma condensed combined financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in consolidated financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. However, the Company believes that the disclosures are adequate to make the information presented not misleading. These pro forma condensed combined financial statements should be read in conjunction with the consolidated financial statements and the notes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended January 3, 1998 and the Quarterly Report on Form 10-Q for the quarter ended October 3, 1998.

         The preparation of pro forma condensed combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the pro forma condensed combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PRO FORMA ADJUSTMENTS

         Certain pro forma adjustments have been made to the accompanying pro forma condensed combined Statements of Operations as described below:

         a) Reflects amortization of goodwill and identified intangible assets for nine month period ended October 3, 1998 ($5.2 million per year for 7 years).

         b) Reflects amortization of goodwill and identified intangible assets for twelve month period ended January 3, 1998 ($5.2 million per year for 7 years).

         c) Reflects tax benefit at the statutory rate of 40% relating to the pro forma adjustments.

PURCHASE PRICE

         The purchase price for the acquisition of Ambit is computed as follows (in thousands):

             Cash payment to Ambit Shareholders              $      252,990
             Cadence ownership prior to acquisition                   2,000
                                                             --------------
                Total purchase price                         $      254,990
                                                             --------------
                                                             --------------

IN-PROCESS TECHNOLOGY

         The acquisition of Ambit was accounted for as a purchase, allocating the purchase price based upon the estimated fair value of the assets acquired and the liabilities assumed. In connection with the acquisition, net intangibles of $250.9 million were acquired. Management estimates that $214.4 million of the purchased intangibles was purchased in-process technology that had not yet reached technological feasibility and has no alternative future use. This amount was expensed in the period ended October 3, 1998 but is excluded from the pro forma condensed combined statement of operations for that period included herein. The value assigned to purchased in-process technology, based on a valuation prepared by a third-party appraisal company, was determined by identifying research projects in areas for which technological feasibility has not been established. The remaining intangible assets of $36.5 million were assigned to goodwill and identified intangible assets and will be amortized on a straight-line basis over their estimated useful lives of seven years. Management believes that the unamortized balance is recoverable through future operating results. If these projects are not successfully developed, business, operating results, and financial condition of the Company may be adversely affected. Additionally, the value of the other intangible assets acquired may become impaired.